MS-PGRO-SUMSUP

Summary Prospectus Supplement dated October 1, 2018

The purpose of this mailing is to provide you with changes to the current Summary Prospectuses for Class A, C, R, R5, R6 and Y shares of the Fund listed below:

Invesco Pacific Growth Fund

The following information replaces the table in its entirety appearing under the heading “Management of the Fund” in the prospectuses:

“Portfolio Managers	Title	Length of Service on the Fund
Paul Chan	Portfolio Manager	2010
Daiji Ozawa	Portfolio Manager	2010
William Yuen	Portfolio Manager	2018”

MS-PGRO-SUMSUP